SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 9, 2004



                                   JOULE INC.
               (Exact name of registrant as specified in charter)





            DELAWARE                      1-9477                22-2735672
(State or other jurisdiction of        (Commission            (IRS employer
         incorporation)                file number)        identification no.)


1245 Route 1 South, Edison, New Jersey                               08837
(Address of principal executive offices)                           (Zip Code)

(732) 548-5444
(Registrant's telephone number, including area code)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press release dated August 9, 2004

Item 12. REGULATION FD DISCLOSURE

Joule Inc. issued a press release on August 9, 2004 announcing its third quarter operating results. A copy of this press release is attached hereto as Exhibit
99.1. This information is being provided pursuant to Item 12 (Results of Operations and Financial Condition).



                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 9, 2004

                                          JOULE INC.



                                          By:      /s/ BERNARD G. CLARKIN
                                                   ------------------------
                                                   Bernard G. Clarkin,
                                                   Vice President and Chief
                                                   Financial Officer


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